                                                                    Exhibit 99.1

                                                                    news release


For Immediate Release

Contacts:

Company                                        Investor Relations:
inSilicon Corporation:                         Morgen-Walke Associates
Bryan LeBlanc                                  Teresa Thuruthiyil
408-894-1900                                   415-439-4562
bryan_leblanc@insilicon.com                    insilicon@mwa-sf.com
---------------------------                    --------------------


                   INSILICON CORPORATION REPORTS FIRST QUARTER
                               FINANCIAL RESULTS


     SAN JOSE, Calif., January 15, 2002 - inSilicon Corporation (Nasdaq:
INSN)-- a leading provider of communications technology for complex systems-on-chip (SOC) -- today reported net revenue of $4.7 million for the first fiscal quarter of 2002 ended December 31, 2001, a 22% decrease from its first quarter 2001 net revenue of $6.0 million, and a 21% increase from net revenue of $3.9 million in the prior quarter. Pro forma net loss for the first quarter of 2002 was $0.5 million, or ($0.03) per basic share, as compared to pro forma net income of $0.5 million, or $0.04 per diluted share, in the first quarter of the prior year.

     Pro forma net loss excludes certain non-cash and other charges related to the amortization of purchased intangible assets, stock-related compensation and restructuring charges. In the first fiscal quarter these charges totaled approximately $3.1 million, and included approximately $0.9 million for severance and facilities shut-down costs, as well as the write-down of previously capitalized software and intangible assets totaling approximately $1.2 million. Including these charges, net loss was $4.1 million, or ($0.27) per basic share, in the first quarter of fiscal 2002 as compared to a net loss of $0.2 million, or ($0.01) per basic share, in the first quarter of fiscal 2001.

     "We are encouraged by these first quarter results," said Wayne Cantwell, President and Chief Executive Officer. "Although the economic environment remains difficult, we have been working hard to deliver revenue growth coupled with improved performance on the bottom line.

     "Our efforts in the quarter to realign our spending with the current levels of demand are intended to position us for a return to pro-forma profitability in the coming quarters," added Cantwell. "Continuing customer demand for our analog and mixed signal products, combined with our focus on digital communication products should provide us with revenue growth opportunities during fiscal 2002. We intend to continue our spending control measures as we work to bring inSilicon back to revenue growth and profitability."

About inSilicon

     inSilicon Corporation is a leading provider of communications semiconductor intellectual property used by semiconductor and systems companies to design complex systems-on-chip (SOC) technologies that are critical components of innovative wired and wireless products. inSilicon's technology provides customers faster time-to-market and reduced risk and development costs. The Company's broad portfolio of analog and mixed-signal products and enabling communications technologies, including the JVX(TM) and JVXtreme(TM) Accelerators, Ethernet, USB, PCI, and IEEE-1394, are used in a wide variety of markets encompassing communications, consumer, computing, and office automation. inSilicon is a subsidiary of Phoenix Technologies Ltd. (Nasdaq: PTEC).

Conference Call Webcast

     The Company will hold its quarterly conference call with the investment community today, January 15, 2002, at 1:30pm Pacific time. This call will be webcast live and a replay of the call will be available for a 90-day period at http://www.insilicon.com or http://www.broadcast.com.
----------------------------------------------------


inSilicon and JVX are trademarks of inSilicon Corporation. All other trademarks are the property of their respective owners.


"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:

The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based on management's beliefs as well as on a number of assumptions concerning future events made by and information currently available to management. Readers are cautioned not to put undue reliance on such forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors, many of which are outside inSilicon's control, that could cause actual results to differ materially from such statements. For a more detailed description of the factors that could cause such a difference, please see inSilicon's filings with the Securities and Exchange Commission including its Annual Report on Form 10-K. inSilicon disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This information is presented solely to provide additional information to further understand the results of inSilicon.

                              inSilicon Corporation

                 Pro Forma Consolidated Statements of Operations
                    (in thousands, except per share amounts)
                                   (Unaudited)


                                                                        Three Months Ended
                                                                           December 31,
                                                                    ----------------------------
                                                                        2001            2000
                                                                    ------------    ------------
       Revenue:
             License fees .................................             $ 3,251         $ 4,820
             Services .....................................               1,483           1,208
                                                                    ------------    ------------
                Total revenue .............................               4,734           6,028

       Cost of revenue:
            License fees ..................................                 536             246
            Services ......................................                  55             123
                                                                    ------------    ------------
                Total cost of revenue .....................                 591             369
                                                                    ------------    ------------
       Gross margin .......................................               4,143           5,659

       Operating expenses:
            Research and development ......................               2,214           2,182
            Sales and marketing ...........................               1,889           2,325
            General and administrative ....................               1,114             847
                                                                    ------------    ------------
                Total operating expenses ..................               5,217           5,354
                                                                    ------------    ------------
       Income (loss) from operations ......................              (1,074)            305

       Interest and other income, net .....................                 218             536
                                                                    ------------    ------------
       Income (loss) before income taxes ..................                (856)            841
       Provision (benefit) for income taxes ...............                (342)            294
                                                                    ------------    ------------
       Net income (loss) ..................................             $  (514)        $   547
                                                                    ============    ============

       Net income (loss) per share:
            Basic .........................................             $ (0.03)           0.04
                                                                    ============    ============
            Diluted .......................................             $ (0.03)        $  0.04
                                                                    ============    ============
       Shares used in per share calculation:
            Basic .........................................              15,083          14,262
                                                                    ============    ============
            Diluted .......................................              15,083          14,714
                                                                    ============    ============

                              inSilicon Corporation
           Pro Forma Consolidated Statements of Operations - continued
                    (in thousands, except per share amounts)
                                   (Unaudited)


The above pro forma statements have been adjusted to eliminate the following non-cash and other charges:


                                                                             Three Months Ended
                                                                                December 31,
                                                                         ----------------------------
                                                                             2001            2000
                                                                         ------------    ------------

         Amortization of purchased technology .....................           $  322           $  314
         Amortization of goodwill .................................              561              584
         Stock-related compensation ...............................              169              143
         Restructuring charge and write-down of purchased
          technology ..............................................            2,064               --
                                                                         ------------    -------------
         Non-cash and other charges before income taxes ...........            3,116            1,041
         Provision (benefit) for income taxes .....................              512             (294)
                                                                         ------------    -------------
         Net non-cash and other charges ...........................           $3,628           $  747
                                                                         ============    =============

                              inSilicon Corporation
                      Consolidated Statements of Operations
                    (in thousands, except per share amounts)
                                   (Unaudited)


                                                                        Three Months Ended
                                                                           December 31,
                                                                    ----------------------------
                                                                        2001            2000
                                                                    ------------    ------------
      Revenue:
            License fees ....................................          $ 3,251        $ 4,820
            Services ........................................            1,483          1,208
                                                                    ------------   ------------
               Total revenue (1) ............................            4,734          6,028

      Cost of revenue:
           License fees .....................................              536            246
           Services .........................................               55            123
           Amortization of purchased technology .............              322            314
           Restructuring-related write-down of purchased
            technology ......................................              847             --
                                                                    ------------   ------------
               Total cost of revenue ........................            1,760            683
                                                                    ------------   ------------
      Gross margin ..........................................            2,974          5,345

      Operating expenses:
           Research and development .........................            2,214          2,182
           Sales and marketing ..............................            1,889          2,325
           General and administrative .......................            1,114            847
           Amortization of goodwill .........................              561            584
           Stock-related compensation .......................              169            143
           Restructuring charge .............................            1,217             --
                                                                    ------------   ------------
               Total operating expenses .....................            7,164          6,081
                                                                    ------------   ------------
      Loss from operations ..................................           (4,190)          (736)

      Interest and other income, net ........................              218            536
                                                                    ------------   ------------
      Loss before income taxes ..............................           (3,972)          (200)
      Provision for income taxes ............................              170             --
                                                                    ------------   ------------

      Net loss ..............................................          $(4,142)       $  (200)
                                                                    ============   ============
      Net loss per share:
           Basic and diluted ................................          $ (0.27)       $ (0.01)
                                                                    ============   ============
      Shares used in per share calculation:
           Basic and diluted ................................           15,083         14,262
                                                                    ============   ============

      (1)  Revenue from Phoenix Technologies Ltd. ...........          $   221        $   773
                                                                    ============   ============


                              inSilicon Corporation
                      Condensed Consolidated Balance Sheets
                                 (in thousands)


                                                                                  Dec. 31,       Sept. 30,
                                                                                    2001            2001
                                                                              --------------- --------------
                                                                               (Unaudited)
Assets

Current Assets:
     Cash, cash equivalents, and short-term investments ..............        $     28,630     $   32,040
     Accounts receivable, net ........................................               3,070          2,606
     Other current assets ............................................               2,212          2,367
                                                                              --------------- --------------
         Total current assets ........................................              33,912         37,013

Property and equipment, net ..........................................                 901          1,405
Computer software costs, net .........................................               5,771          6,912
Goodwill and other intangible assets, net ............................               6,003          6,879
Other assets .........................................................                  66             68
                                                                              --------------- --------------
Total assets .........................................................        $     46,653    $    52,277
                                                                              =============== ==============

Liabilities and Stockholders' Equity

Current Liabilities:
     Accounts payable ................................................        $        187    $       658
     Payroll and related liabilities .................................               1,489          1,791
     Payable to Phoenix Technologies Ltd. ............................                 795          1,143
     Deferred revenue ................................................               2,814          3,124
     Accrued merger costs ............................................                 828          1,226
     Other accrued liabilities .......................................               1,799          1,764
                                                                              --------------- --------------
         Total current liabilities ...................................               7,912          9,706

Deferred income taxes ................................................                 513            513

Stockholders' equity .................................................              38,228         42,058
                                                                              --------------- --------------
Total liabilities and stockholders' equity ...........................        $     46,653    $    52,277
                                                                              =============== ==============




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